Committed Capital Acquisition Corporation II

(a development stage company)

INDEX

Page
Report of Independent Registered Public Accounting Firm	F-2
Financial Statement:
Balance Sheet	F-3
Notes to Balance Sheet	F-4

F-1

Committed Capital Acquisition Corporation II

(a development stage company)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Committed Capital Acquisition Corporation II

We have audited the accompanying balance sheet of Committed Capital Acquisition Corporation II (a development stage company) (the “Company”) as of April 16, 2014. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Committed Capital Acquisition Corporation II (a development stage company) as of April 16, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein Kass

Roseland, New Jersey

April 22, 2014

F-2

Committed Capital Acquisition Corporation II

(a development stage company)

BALANCE SHEET

As of April 16, 2014
(Audited)
ASSETS
Current Assets
Cash	$22,762
Cash held in trust account	35,000,000
Prepaid expenses	48,338
Total Curent Assets	35,071,100
Total Assets	$35,071,100
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable and accrued expenses	$206,767
Due to initial shareholder	400
Notes payable, related party	112,500
Advances, related party	57,416
Total Current Liabilities	377,083
Total Liabilities	377,083
COMMITMENTS AND CONTINGENCIES
Stockholders’ Equity
Preferred Stock, $.00001 par value, 10,000,000 shares authorized; no shares issued and outstanding at April 16, 2014	-
Common Stock, $.00001 par value, 250,000,000 shares authorized; 35,375,000* outstanding at April 16, 2014	354
Additional paid-in capital	34,703,965
Deficit accumulated during development stage	(10,302)
Total Stockholders’ Equity	34,694,017
Total Liabilities and Stockholders’ Equity	$35,071,100

* This number contains an aggregate of 90,424 shares of common stock that are subject to forfeiture based on the over-allotment option not being exercised in full.

The accompanying notes are an integral part of this financial statement.

F-3

Committed Capital Acquisition Corporation II

(a development stage company)

NOTES TO BALANCE SHEET

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Committed Capital Acquisition Corporation II (the “Company”), a development stage company, was incorporated in Delaware on May 18, 2011. The Company was formed for the purposed of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, exchangeable share transaction or other similar business transaction, one or more operating businesses or assets not yet identified (“Business Combination”). The Company has neither engaged in any operations nor generated significant revenue to date. The Company is considered to be in the development stage as defined in Financial Standards Accounting Board (FASB) Accounting Standard Codification, or ASC 915, “Development Stage Entities,” and is subject to the risks associated with activities of development stage companies. The Company has selected December 31 as its fiscal year end.

The Company filed a Form S-1 with the United States Securities and Exchange Commission in connection with its offering to sell up to 7,000,000 units at a price of $5.00 per unit (the “Offering”).  The underwriters for the Offering were granted an over-allotment option to purchase up to an additional 1,050,000 units for 45 days after the effectiveness of the registration statement for the Offering. Each unit consists of one share of common stock, par value $0.00001 per share (the "Common Stock"), and one warrant to purchase one half of one share of Common Stock at an exercise price of $2.50 per half-share ($5.00 per whole share).  Under the terms of the warrant agreement, the Company has agreed to use their best efforts to file a post-effective or new registration statement under the Securities Act of 1933, as amended, following the completion of the Company's initial business transaction.  Each warrant will become exercisable upon effectiveness of such post-effective amendment or new registration statement and will expire on the date that is the earlier of (i) five years after the effective date of the registration statement registering the shares of Common Stock issuable upon the exercise of the warrants or (ii) the forty-fifth (45th) day following the date that our Common Stock closes at or above $8.00 per share for 20 out of 30 trading days commencing on the effective date.  If the Company is unable to deliver registered shares of Common Stock to the holder upon exercise of warrants during the exercise period, there will be no cash settlement of the warrants and the warrants will expire worthless.  The lead underwriter for the Offering is a related party; see Note 3.

On April 10, 2014, the registration statement in connection with the Offering was declared effective.  Additionally, on April 11, 2014, the Company filed with the Secretary of State of the State of Delaware its Amended and Restated Certificate of Incorporation.  The Company will have 24 months from April 10, 2014 to complete its Business Combination. If the Company does not consummate a Business Combination within such 24-month period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably practicable, but not more than five business days thereafter, redeem the Company’s public shares for cash equal to their pro rata share of the aggregate amount then on deposit in the trust account less taxes and amounts released to the Company for working capital purposes, subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders.

On April 16, 2014, the Company closed the Offering and issued equity units consisting of 7,000,000 shares of Common Stock and warrants to purchase an additional 7,000,000 shares of Common Stock (as described above) in exchange for gross proceeds of $35,000,000.  The costs of the Offering were approximately $320,000.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully affect a Business Combination.

The Company, after signing a definitive agreement for the acquisition of one or more target businesses or assets, will not submit the transaction for stockholder approval, unless otherwise required by law. The Company will proceed with a Business Combination if it is approved by the board of directors. The Company will not provide our stockholders with the opportunity to redeem their shares of Common Stock for cash equal to their pro rata share of the aggregate amount then on deposit in the trust account

F-4

Committed Capital Acquisition Corporation II

(a development stage company)

NOTES TO BALANCE SHEET

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (continued)

upon the consummation of our initial business transaction. If a stockholder vote is required by law, the Company will conduct a proxy solicitation pursuant to the proxy rules but will not offer its stockholders the opportunity to redeem their shares of Common Stock in connection with such vote.

The Company is not limited to a particular industry, geographic region or minimum transaction value for purposes of consummating its initial business transaction.  The Company will have virtually unrestricted flexibility in identifying and selecting a prospective transaction candidate.  The Company does not have any specific merger, capital stock exchange, asset acquisition, stock purchase, reorganization, exchangeable stock transaction or other similar business transaction under consideration or discussion.

Subsequent to the closing of the Offering, the gross proceeds of $35,000,000 will be held in a trust account ("Trust Account").  The gross proceeds will be invested in U.S. "government securities," defined as any Treasury Bill issued by the United States government having a maturity of one hundred and eighty (180) days or less or money market funds meeting the conditions specified in Rule 2a-7 under the Investment Company Act of 1940.  Except for a portion of the interest income that may be released to the Company to pay income or other tax obligations and to fund its working capital requirements, none of the funds held in the trust account will be released until the earlier of (i) the consummation of a business transaction, (ii) the Company’s redemption of the public shares sold in the Offering if the Company is unable to consummate its initial business transaction within the 24-month period set forth above, or (iii) the Company’s liquidation (if no redemption occurs).

Following the Closing of this Offering and prior to the consummation of the Business Combination, in order to fund all expenses relating to investigating and selecting a target business, negotiating an acquisition agreement and consummating such acquisition and the Company’s other working capital requirements, an affiliate of certain initial shareholders has agreed to loan the Company funds from time to time of up to $2,000,000.  See also Note 3.  There are no agreements for facilities or services between the Company and its initial shareholders.

Further, Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) permits emerging growth companies to delay complying with new or revised financial accounting standards that do not yet apply to private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act). The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. We have elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

Development stage company

The Company complies with the reporting requirements of FASB ASC 915, “Development Stage Entities.” As of April 16, 2014, the Company has not commenced any operations nor generated revenue to date. All activity through April 16, 2014 relates to the

F-5

Committed Capital Acquisition Corporation II

(a development stage company)

NOTES TO BALANCE SHEET

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  (continued)

Company’s formation and the Offering. Following such offering, the Company will not generate any operating revenues until after completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on the designated Trust Account after the Offering.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Offering costs

The Company complies with the requirements of the SEC Staff Accounting Bulletin (SAB) Topic 5A, "Expenses of Offering." Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Offering and that were charged to stockholders' equity upon the completion of the Offering. Accordingly, at April 16, 2014, offering costs totaling approximately $320,000 (including $25,000 in fees payable to Chardan Capital Markets LLC (“Chardan”), as qualified independent underwriter) have been charged to stockholders' equity. There is no other compensation, commission or discounts to the underwriters except an additional $25,000 payable to Chardan at the close of the Business Combination.

Income taxes

The Company complies with the accounting and reporting requirements of Financial Accounting Standards Board Accounting Standard Codification, or FASB ASC, 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

There were no unrecognized tax benefits as of April 16, 2014. FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at April 16, 2014. The Company is currently not aware of any issues under

F-6

Committed Capital Acquisition Corporation II

(a development stage company)

NOTES TO BALANCE SHEET

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  (continued)

review that could result in significant payments, accruals or material deviation from its position.The Company is subject to income tax examinations by major taxing authorities since inception.

Recently issued accounting standards

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

3. RELATED PARTY TRANSACTIONS

The Company issued $15,000 unsecured promissory notes to Broadband Capital Management LLC (“BCM”), an affiliate of the Company, on February 10, 2012 and March 5, 2012 and an $82,500 unsecured promissory note to BCM on April 23, 2012. All of the notes are non-interest bearing and payable in full at the closing of the Business Combination. Due to the short-term nature of the notes, the fair value of the notes approximates their carrying amounts of $112,500. BCM has also agreed to loan and / or advance us funds from time to time. The loans and / or advances are non-interest bearing and payable in full at the closing of the Business Combination. As of April 16, 2014, BCM has advanced $57,416 to us. All these loans and advances will be due and payable upon the completion of the Business Combination and will be on terms that waive any and all rights to the funds in the Trust Account.

In addition, Michael Rapp, our co-founder, Chief Executive Officer and Chairman and Philip Wagenheim, our co-founder, President, Secretary and director, both serve as management of BCM, a registered broker-dealer. BCM is also the lead underwriter of this offering.

Following the Closing of the Offering and prior to the consummation of the initial business transaction, BCM has agreed to loan the Company funds from time to time of up to $2,000,000, under an Expense Advancement Agreement.  See also Note 1.

On May 19, 2011, the Company issued to certain individuals 3,590,000 shares of restricted Common Stock for an aggregate purchase price of $50 in cash. The purchase price for each share of Common Stock was approximately $0.00001 per share. On February 24, 2012, the Company effected a 675 to 1 stock split and on March 1, 2012, the Company effected a 1.0637037 for 1 stock split. Immediately following the stock split, one of the Company’s shareholders forfeited 215,000 shares of Common Stock which was subsequently canceled by the Company; therefore, 3,375,000 shares of restricted Common Stock were outstanding.

On March 2, 2012, the Company entered into stock purchase agreements with four initial stockholders to purchase 4,000,000 shares of Common Stock for $4,000.

On March 17, 2012, the Company entered into a stock purchase agreement with one initial stockholder to purchase 1,000,000 shares of Common Stock for $1,000.

On June 19, 2012, the Company entered into stock purchase agreements with two initial stockholders to purchase 2,000,000 shares of Common Stock for $2,000.

On November 8, 2012, the Company entered into a stock purchase agreement with one initial stockholder to purchase 1,000,000 shares of Common Stock for $1,000.

On December 18, 2012, the Company entered into a stock purchase agreement with one initial stockholder to purchase 1,000,000 shares of Common Stock for $1,000.

On January 10, 2013, the Company entered into a stock purchase agreement with one initial stockholder to purchase 1,000,000 shares of Common Stock for $1,000.

On November 19, 2013, the Company entered into a stock purchase agreement with one initial stockholder to purchase 1,000,000 shares of Common Stock for $1,000.

On November 20, 2013, the Company entered into stock purchase agreements with five initial stockholders to purchase 5,000,000 shares of Common Stock for $5,000.

On November 22, 2013, the Company entered into a stock purchase agreement with one initial stockholder to purchase 1,000,000 shares of Common Stock for $1,000.

On November 25, 2013, the Company entered into stock purchase agreements with two initial stockholders to purchase 2,000,000 shares of Common Stock for $2,000.

F-7

Committed Capital Acquisition Corporation II

(a development stage company)

NOTES TO BALANCE SHEET

3. RELATED PARTY TRANSACTIONS (continued)

On November 26, 2013, the Company entered into a stock purchase agreement with one initial stockholder to purchase 1,000,000 shares of Common Stock for $1,000.

In January and February 2014, the Company entered into stock purchase agreements with nine initial shareholders to purchase 5,000,000 shares of Common Stock for $5,000. The maximum sold to any one individual was 1,000,000 shares.

The 28,375,000 shares of Common Stock held by the initial stockholders and outstanding at April 16, 2014 includes an aggregate of 25,106,250 shares of Common Stock that are subject to forfeiture pursuant to the terms of a letter agreement, so that the initial stockholders and their permitted transferees will own no more than 20% of the Company’s issued and outstanding shares after the Business Combination. The initial stockholders have agreed that they will not sell or transfer their initial shares until the earlier of: (i) one year after the completion of the Business Combination or earlier if, subsequent to the Business Combination, the last sales price of the Common Stock equals or exceeds $7.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period after the Business Combination and all public warrants either have been exercised or expired, or (ii) the date on which we consummate a liquidation, merger, stock exchange or other similar transaction after the Business Combination that results in all of our stockholders having the right to exchange their shares of Common Stock for cash, securities or other property; provided, however, that all or any part of the initial shares may be transferred in a permitted transfer, as described in the prospectus. All share information disclosed prior to the February 24, 2012 and March 1, 2012 stock splits have been retroactively restated to give effect to the splits.

The initial stockholders and/or their respective designees will purchase 1,000,000 shares of the common stock (or securities convertible into common stock) at $5.00 per share in a private placement to occur concurrently with the closing of our initial business transaction for gross proceeds of $5,000,000. However, except for Michael Rapp and Philip Wagenheim or their respective designees, none of the initial stockholders will be obligated to purchase shares of common stock (or securities convertible into common stock) in the private placement. The board of directors will have the ability to increase the size of the private placement at its discretion.

The initial stockholders are entitled to registration rights pursuant to a registration rights agreement dated April 10, 2014.  The initial stockholders are entitled to demand registration rights and certain ‘‘piggy-back’’ registration rights with respect to their shares of Common Stock and the shares of Common Stock issuable in connection with the private placement.  No registration statement relating to the initial shares or placement shares shall become effective prior to, in each case, the expiration of the respective lock-up period.  The Company will bear the expenses incurred in connection with the filing of any such registration statements.

4. STOCKHOLDERS’ EQUITY

The Company is authorized by its Certificate of Incorporation to issue an aggregate of 260,000,000 shares of capital stock, of which 250,000,000 are shares of Common Stock and 10,000,000 are shares of preferred stock, par value $0.00001 per share.

 All outstanding shares of Common Stock are of the same class and have equal rights and attributes except differences for initial stockholders as described above. The holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company. All stockholders are entitled to share equally in dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available. In the event of liquidation, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of all liabilities. The stockholders do not have cumulative or preemptive rights.

As of April 16, 2014, 35,375,000 shares of Common Stock were issued and outstanding.

F-8

Committed Capital Acquisition Corporation II

(a development stage company)

NOTES TO BALANCE SHEET

5. COMMITMENTS & CONTINGENCIES

The Company has granted the underwriters a 45-day option to purchase up to 1,050,000 additional Units to cover the over-allotment at the initial public offering price less the underwriting discounts and commissions. Additionally, there is no compensation, commission or discounts to the underwriters except $25,000 to be paid to Chardan, as qualified independent underwriter and an additional $25,000 payable to Chardan at the close of the Business Combination.

6. SUBSEQUENT EVENTS

On April 17, 2014 the representative of the underwriters advised the Company that it planned to exercise its over-allotment option with respect to 1,000,000 Units (the "Option Units") for gross proceeds of $5,000,000. On April 21, 2014, the closing of the Option Units occurred. Subsequent to the closing of the Option Units, the additional proceeds of $5,000,000 will also be held in the Trust Account bringing the total to be held in the trust account to $40,000,000. In addition, as of April 21, 2014 there were 36,375,000 shares of common stock outstanding. The underwriters also notified the Company they do not intend to exercise the remaining 50,000 units subject to the over-allotment option; as a result, an aggregate of 90,424 shares of common stock are subject to forfeiture.

Management has approved the balance sheet and performed an evaluation of subsequent events through April 22, 2014, the date this balance sheet was available for issuance, noting no additional items which require adjustment or disclosure.

F-9